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Exhibit 23.1 - Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-33137) pertaining to the Globecomm Systems Inc. 1997 Stock Incentive Plan of our report dated August 7, 1998, with respect to the consolidated financial statements of Globecomm Systems Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1998.



                                                              Ernst & Young LLP
Melville, New York
September 28, 1998